Earnings per Share	6 Months Ended
Jun. 30, 2025
Earnings per Share [Abstract]
Earnings per Share
10.	Earnings per Share

All common shares issued (including the restricted shares issued under the equity incentive plan, or else) are the Company’s common stock and have equal rights to vote and participate in dividends, subject to forfeiture provisions set forth in the applicable award agreements. For the six months ended June 30, 2025 and 2024, the Company declared and paid aggregate dividends to its Series B and Series C preferred stockholders amounting to $915 and $917, respectively. The dilutive effect of share-based compensation arrangements and for unexercised warrants that are in-the money, is computed using the treasury stock method, which assumes that the “proceeds” upon exercise of these awards or warrants are used to purchase common shares at the average market price for the period, while the dilutive effect of convertible securities is computed using the “if converted” method. In particular, for the preferred convertible stock that requires the payment of cash by the holder upon conversion, the proceeds assumed to be received shall be assumed to be applied to purchase common stock under the treasury stock method and the convertible security shall be assumed to be converted under the “if-converted” method.
The computation of diluted earnings per share for the six months ended June 30, 2024 reflects: i) the potential dilution from conversion of outstanding preferred convertible Series C stock (as conversion from Series B preferred stock to Series C preferred stock was not applicable anymore) calculated with the “if converted” method and resulted in 26,294,663 shares, and ii) the potential dilution from the exercise of the July and August warrants and the Series A warrants (either exercised during the period end, or outstanding) using the treasury stock method which resulted in 637,589 shares, and the deduction of $10, related to the changes in fair value of Series A warrants’ liability, from net income attributable to common stockholders. For the six months ended June 30, 2025, the computation of diluted earnings per share reflects: i) the potential dilution from conversion of outstanding preferred convertible Series C stock (as conversion from Series B preferred stock to Series C preferred stock was not applicable anymore) calculated with the “if converted” method and resulted in 26,221,126 shares, and ii) the potential dilution from the exercise of the outstanding Series A warrants using the treasury stock method which resulted in 14,300 shares, and the deduction of $2 relating to the changes in fair value of Series A warrants’ liability, from net income attributable to common stockholders.
For the six-months ended June 30, 2025 and 2024, securities that could potentially dilute basic earnings per share in the future that were not included in the computation of diluted earnings per share, because to do so would have anti-dilutive effect, are all outstanding warrants considered to be out of the money (Class A Warrants, July 2022 Warrants, August 2022 Warrants, and Series B Warrants), and the non-exercised stock options calculated with the treasury stock method.
The following table sets forth the computation for basic and diluted earnings per share:
	2025		2024
	Basic EPS	Diluted EPS	Basic EPS	Diluted EPS
Net income	$38,501	$38,501	$21,616	$21,616
less dividends on preferred stock	(915)	(26)	(917)	-
less changes in value of warrants’ liability	-	(2)	-	(10)
Net income attributable to common stockholders	37,586	38,473	20,699	21,606

Weighted average number of common shares, basic	12,432,158	12,432,158	12,297,945	12,297,945
Effect of dilutive shares	-	26,235,426	-	26,917,952
Weighted average number of common shares, diluted	12,432,158	38,667,584	12,297,945	39,215,897

Earnings per common share	$3.02	$1.00	$1.68	$0.55